EXHIBIT 23.2










                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 21, 1995 included in CPAC, Inc. and Subsidiaries' Form 8-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                                        /s/ Arthur Andersen LLP
                                                            ARTHUR ANDERSEN LLP



San Juan, Puerto Rico
March 28, 1995